Exhibit 10(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-94785 of Allstate Life of New York Separate Account A (the "Account") of Allstate Life Insurance Company of New York (the "Company") on Form N-4 of our report, dated February 20, 2002, relating to the financial statements and the related financial statement schedules of the Company, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, to the uses of our report, dated March 8, 2002, relating to the financial statements of the Account, also appearing in such Statements of Additional Information; and to the references to us under the heading "Experts" in such Statements of Additional Information.



/s/ Deloitte & Touche LLP
Chicago, Illinois
April 18, 2002

Exhibit 10(b)
                                   JordenBurt
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 EAST
                          Washington, D.C. 20007-0805
                                 (202) 965-8100
                           TELECOPIER: (202) 965-8104
                           HTTP://WWW.JORDENBURT.COM


Christopher S. Petito                                    202-965-8152



                                 April 17, 2002




Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A
One Allstate Drive
P.O. Box 9095
Farmingville, New York 11738

         Re:      Registration Statement on Form N-4
                  Post-Effective Amendment No. 3
                  (File Nos. 333-94785, and 811-7467)

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the referenced Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of Allstate Life of New York Separate Account A. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            Jorden Burt LLP


                                            By: /s/ CHRISTOPHER S. PETITO
                                               Christopher S. Petito